Quarterly Financial Data Supplement (Unaudited)
Fourth Quarter 2006

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Interest Income
Interest and fees on loans	$187,385	$184,476	$179,971	$169,188	$162,114
Interest and dividends on securities:
Taxable	29,876	30,779	31,652	32,543	38,548
Exempt from Federal income taxes	3,125	3,140	3,210	3,344	3,213

Total interest and dividends on securities	33,001	33,919	34,862	35,887	41,761
Interest on short-term investments	144	196	879	292	537

Total interest income	220,530	218,591	215,712	205,367	204,412

Interest Expense
Interest on deposits	82,716	77,393	68,704	62,479	58,806
Interest on borrowed funds	41,160	42,515	43,886	39,976	40,673

Total interest expense	123,876	119,908	112,590	102,455	99,479

Net Interest Income	96,654	98,683	103,122	102,912	104,933
Provision for Credit Losses	8,838	6,553	7,487	9,911	10,833

Net interest income after provision for credit losses	87,816	92,130	95,635	93,001	94,100
Noninterest Income (Loss)	32,799	37,912	32,020	29,320	(24,960)
Noninterest Expenses	93,564	83,628	83,059	79,834	100,973

Income (loss) before income taxes	27,051	46,414	44,596	42,487	(31,833)
Income tax expense (benefit)	3,500	14,249	15,253	14,680	(15,436)

Net Income (Loss)	$23,551	$32,165	$29,343	$27,807	$(16,397)

Average common shares outstanding, basic	75,161,032	75,003,605	74,864,648	74,685,192	74,453,225
Average common shares outstanding, diluted	75,701,120	75,590,748	75,504,683	75,339,283	75,485,436
Net income (loss) per common share, basic	$0.31	$0.43	$0.39	$0.37	$(0.22)
Net income (loss) per common share, diluted	$0.31	$0.43	$0.39	$0.37	$(0.22)
Cash dividends declared per common share	$0.18	$0.17	$0.17	$0.17	$0.17

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME (LOSS) AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Noninterest Income (Loss)
Service charges on deposit accounts	$10,704	$11,457	$11,592	$11,288	$11,844
Debit card income	2,198	2,055	2,095	1,921	1,611
Customer service fee income	1,267	1,117	1,074	1,009	1,001

Total customer fee income	14,169	14,629	14,761	14,218	14,456

Retail investment services	1,671	1,689	2,249	2,023	2,091
Insurance income	3,411	2,831	2,806	2,977	2,702
Trust and investment management income	1,506	1,483	1,678	1,457	1,312
Benefits administration fees	722	795	749	667	638

Total wealth management income	7,310	6,798	7,482	7,124	6,743

Mortgage banking income	2,224	1,969	2,078	1,884	1,720
Bank-owned life insurance	2,932	2,916	2,969	2,819	3,253
Merchant processing income	3,069	3,449	3,318	2,686	2,202
Gain (loss) on trading and certain derivative activities(1)	596	3,924	(245)	(1,125)	(610)
Net cash settlement of certain interest rate swaps (2)	—	—	—	—	(288)
Loss on indirect auto loans (3)	—	(667)	(985)	—	—
Other	2,738	2,396	2,518	1,039	2,123

Operating noninterest income (noninterest income, excluding non-operating items)	33,038	35,414	31,896	28,645	29,599

Change in fair value of interest rate swaps (2)	—	—	—	—	(2,106)
Loss on sale of available for sale securities	(113)	—	(150)	(183)	(52,677)
(Loss) gain on equity investments	(126)	—	3,751	858	224
Gain on disposition of assets and liabilities	—	2,498	—	—	—
Loss on sale of indirect auto loans previously HFI (3)	—	—	(3,477)	—	—

Non-operating noninterest income (loss)	(239)	2,498	124	675	(54,559)

Total noninterest income (loss)	$32,799	$37,912	$32,020	$29,320	$(24,960)

Noninterest Expenses
Salaries and wages	$35,188	$34,494	$33,605	$31,456	$34,628
Employee benefits	8,927	9,080	8,703	9,029	8,826
Occupancy	8,856	7,949	7,684	7,313	7,455
Furniture and equipment	6,579	6,217	6,468	5,952	5,966
Professional services	5,637	4,549	5,497	5,779	7,124
Advertising and business development	2,937	2,264	2,187	2,506	2,277
Merchant processing expense	2,542	2,830	2,678	2,165	1,773
Telecommunications	1,384	1,407	1,421	1,418	1,559
Amortization of intangibles	2,156	2,204	2,208	2,207	2,354
Other	13,547	12,634	12,608	11,411	13,398

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	87,753	83,628	83,059	79,236	85,360

Employment contract buyouts	4,990	—	—	598	9,998
Merger-related costs	—	—	—	—	529
Loss on early extinguishment of debt	821	—	—	—	5,086

Non-operating noninterest expenses	5,811	—	—	598	15,613

Total noninterest expenses	$93,564	$83,628	$83,059	$79,834	$100,973

(1)	Includes any ineffectiveness on derivatives qualifying for hedge accounting and the fair value adjustments and net cash settlements on all derivatives not qualifying for hedge accounting.

(2)

Relates to derivatives originally documented under the short-cut method. All of these derivatives were either terminated or redesignated as hedges under the long-haul method during fourth quarter 2005.

(3)

In June 2006, TSFG sold approximately $360 million of indirect auto loans originated from August 2005 through the end of May 2006 and classified the loss on sale of these loans previously held for investment as a non-operating item. TSFG classified its June and July production of indirect auto loans as held for sale and reported the loss from the lower of cost or market adjustment as an operating item. As of July 31, 2006, TSFG transferred these loans, originally classified as held for sale, to held for investment.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Assets
Cash and due from banks	$326,567	$295,534	$286,954	$249,324	$341,195
Interest-bearing bank balances	31,264	5,224	16,275	10,406	21,510
Federal funds sold and securities purchased to resell	—	7,500	7,176	—	—
Securities
Trading	—	—	—	—	1,402
Available for sale	2,743,456	2,820,383	2,861,182	2,982,574	3,095,567
Held to maturity	52,308	52,790	53,617	57,508	62,648

Total securities	2,795,764	2,873,173	2,914,799	3,040,082	3,159,617

Loans held for sale	28,556	36,155	78,763	23,536	37,171
Loans held for investment	9,701,867	9,513,833	9,439,445	9,720,891	9,439,395
Allowance for loan losses	(111,663)	(109,401)	(108,995)	(111,219)	(107,767)

Net loans held for investment	9,590,204	9,404,432	9,330,450	9,609,672	9,331,628

Premises and equipment, net	219,163	213,820	207,393	203,953	193,574
Accrued interest receivable	77,523	72,459	71,905	69,739	70,838
Intangible assets	685,568	687,403	689,690	691,328	691,758
Other assets	455,907	452,002	473,678	463,885	471,994

	$14,210,516	$14,047,702	$14,077,083	$14,361,925	$14,319,285

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,280,908	$1,261,421	$1,465,811	$1,468,825	$1,458,914
Interest-bearing	8,235,832	7,920,531	7,774,508	7,709,857	7,775,523

Total deposits	9,516,740	9,181,952	9,240,319	9,178,682	9,234,437
Federal funds purchased and repurchase agreements	1,421,099	1,614,664	1,088,143	1,534,680	1,421,301
Other short-term borrowings	347,620	220,366	171,157	36,356	53,064
Long-term debt	1,130,475	1,261,306	1,846,062	1,911,929	1,922,151
Accrued interest payable	68,940	60,075	60,928	58,000	54,401
Other liabilities	163,610	162,519	188,897	161,585	147,024

Total liabilities	12,648,484	12,500,882	12,595,506	12,881,232	12,832,378

Shareholders’ equity
Preferred stock	—	—	—	—	—
Common stock	75,341	75,192	75,034	74,907	74,721
Surplus	1,167,685	1,162,889	1,158,758	1,153,056	1,151,005
Retained earnings	367,261	357,371	338,019	321,427	309,768
Guarantee of employee stock ownership plan debt and nonvested restricted stock (1)	(151)	(210)	(268)	(327)	(2,687)
Accumulated other comprehensive loss, net of income tax	(48,104)	(48,422)	(89,966)	(68,370)	(45,900)

Total shareholders’ equity	1,562,032	1,546,820	1,481,577	1,480,693	1,486,907

	$14,210,516	$14,047,702	$14,077,083	$14,361,925	$14,319,285

(1)	Effective January 1, 2006, nonvested restricted stock has been netted against surplus.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Investment Securities Portfolio
Trading (at fair value)	$—	$—	$—	$—	$1,402

Available for sale (at fair value):
U.S. Treasury	166,719	174,739	173,049	178,864	182,468
U.S. Government agencies	653,034	655,447	641,315	648,264	656,442
Mortgage-backed securities	1,400,288	1,459,220	1,504,818	1,603,090	1,688,862
State and municipal	341,488	345,077	351,462	356,057	373,892
Other investments (1)	181,927	185,900	190,538	196,299	193,903

Total available for sale securities	2,743,456	2,820,383	2,861,182	2,982,574	3,095,567

Held to maturity (at amortized cost)	52,308	52,790	53,617	57,508	62,648

Total securities	$2,795,764	$2,873,173	$2,914,799	$3,040,082	$3,159,617

Total securities as a percentage of total assets	19.7%	20.5%	20.7%	21.2%	22.1%

(1)	Other investments in available for sale securities includes corporate bonds, FHLB stock, community bank stocks, and other equity securities.

	December 31, 2006

	Amortized Cost	Percentage of Total	Duration	Book Yield

Debt Securities
U.S. Treasury	$169,095	6.1%	1.6	4.07%
U.S. Government agencies	666,308	24.2	3.4	5.41
Mortgage-backed securities:
Collateralized mortgage obligations	1,060,970	38.5	5.1	4.64
Adjustable rate mortgages	268,282	9.8	2.1	4.73
Pass-through	126,565	4.6	3.3	4.79
State and municipal	346,164	12.6	3.4	4.68
Corporate bonds	115,915	4.2	3.8	4.36

Total available for sale debt securities	$2,753,299	100.0%	3.8	4.80%

Fixed interest rate:
Mortgage-backed securities	$1,185,706	43.1%	4.9	4.66%
Other	1,262,538	45.8	3.2	4.95
Variable interest rate:
Mortgage-backed securities	270,111	9.8	2.1	4.73
Other	34,944	1.3	2.3	4.69

Total available for sale debt securities	$2,753,299	100.0%	3.8	4.80%

Projected Cash Flows for Debt Securities

		Projected Annual Cash Flows by Interest Rate Scenario
	Roll-Off
Year	Yield	Current	Up 1.00%	Down 1.00%

2007	4.82%	$577,736	$344,824	$1,206,433
2008	4.40	303,120	211,998	494,418

Projected Interest Rate Shock for Debt Securities

	Estimated
Interest	Impact on
Rate	Market
Scenario	Value	Duration

Up 2.00%	(10.1)%	5.2
Up 1.00%	(4.8)	4.8
Flat	—	3.8
Down 1.00%	3.5	2.1
Down 2.00%	5.4	0.9

The estimated decrease in market value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.30%.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH
(dollars in thousands) (unaudited)

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Commercial Loans
Commercial and industrial	$2,491,212	$2,281,352	$2,328,925	$2,303,909	$2,271,605
Owner - occupied real estate	910,296	909,075	935,170	806,256	801,953
Commercial real estate	4,091,512	4,117,022	4,064,137	4,116,217	3,933,927

	7,493,020	7,307,449	7,328,232	7,226,382	7,007,485

Consumer Loans
Indirect - sales finance	660,401	651,419	555,678	928,633	916,318
Other consumer loans	1,019,537	1,026,567	1,011,700	1,013,987	956,668
Home equity	528,909	528,398	543,835	551,889	558,924

	2,208,847	2,206,384	2,111,213	2,494,509	2,431,910

Total loans held for investment	$9,701,867	$9,513,833	$9,439,445	$9,720,891	$9,439,395

Percentage of Loans Held for Investment
Commercial and industrial	25.7%	24.0%	24.7%	23.7%	24.1%
Owner - occupied real estate	9.4	9.6	9.9	8.3	8.5
Commercial real estate	42.2	43.3	43.0	42.3	41.7
Indirect - sales finance	6.8	6.8	5.9	9.6	9.7
Other consumer loans	10.5	10.8	10.7	10.4	10.1
Home equity	5.4	5.5	5.8	5.7	5.9

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Non organic change in loans held for investment related to:
Origination and transfer of indirect auto loans originally held for sale to held for investment	$—	$51,019	$(51,019)	$—	$—
Sale of indirect auto loans	—	—	(359,609)	—	—
Other acquisitions (dispositions) (1)	—	(2,629)	—	—	—

Growth in Loans Held for Investment (2)
Growth vs. prior quarter, annualized	7.8%	3.1%	(11.6)%	12.1%	6.2%
Growth year-to-date, annualized	2.8	1.1	—	12.1	16.4

Growth in Loans Held for Investment, Excluding Changes from Acquisitions and Dispositions (2)
Organic growth vs. prior quarter, annualized	7.8%	1.1%	5.3%	12.1%	6.2%
Organic growth year-to-date, annualized	6.6	6.2	8.8	12.1	12.6

(1)	Other acquisitions (dispositions) during the three months ended September 30, 2006 related to the sale of the Mullins branch.

(2)

At September 30, 2005 and December 31, 2004, loans held for investment totaled $9,293,031 and $8,107,757, respectively. Non organic change of $311,607 in the first nine months of 2005 related to the acquisition of Pointe.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR LOAN LOSSES
(dollars in thousands) (unaudited)

At and for the Three Months Ended

12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Credit Quality
Loans held for investment	$9,701,867	$9,513,833	$9,439,445	$9,720,891	$9,439,395
Allowance for loan losses	111,663	109,401	108,995	111,219	107,767
Allowance for credit losses	112,688	110,349	110,320	112,454	109,350
Nonperforming loans (1)	37,168	31,396	37,782	35,722	33,255
Foreclosed property (other real estate owned and personal property repossessions)	4,341	4,851	10,187	9,323	10,722

Nonperforming assets	$41,509	$36,247	$47,969	$45,045	$43,977

Nonperforming loans as a % of loans held for investment	0.38%	0.33%	0.40%	0.37%	0.35%
Nonperforming assets as a % of loans held for investment and foreclosed property	0.43	0.38	0.51	0.46	0.47
Allowance for loan losses as a % of loans held for investment	1.15	1.15	1.15	1.14	1.14
Allowance for credit losses as a % of loans held for investment	1.16	1.16	1.17	1.16	1.16
Allowance for loan losses to nonperforming loans	3.00	x	3.48	x	2.88	x	3.11	x	3.24	x
Impaired loans (1)(2)	$28,733	$24,604	$30,860	$22,055	$16,911
Specific allowance for impaired loans	6,686	3,987	8,027	4,904	4,336
Loans past due 90 days or more (mortgage and consumer with interest accruing)	3,129	3,163	2,849	2,369	4,548
Net loan charge-offs	6,499	6,524	6,532	6,807	8,864
Average loans held for investment	9,589,732	9,467,123	9,664,441	9,606,556	9,342,761
Net loan charge-offs as a % of average loans held for investment (annualized)	0.27%	0.27%	0.27%	0.29%	0.38%

Allowance for Loan Losses
Balance at beginning of period	$109,401	$108,995	$111,219	$107,767	$106,224
Allowance adjustment for loans sold	—	—	(3,089)	—	—
Provision for loan losses	8,761	6,930	7,397	10,259	10,407
Loans charged-off	(9,197)	(9,768)	(8,785)	(8,873)	(10,715)
Recoveries of loans previously charged-off	2,698	3,244	2,253	2,066	1,851

Balance at end of period	$111,663	$109,401	$108,995	$111,219	$107,767

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$948	$1,325	$1,235	$1,583	$1,157
Provision for unfunded lending commitments	77	(377)	90	(348)	426

Balance at end of period	$1,025	$948	$1,325	$1,235	$1,583

Allowance for Credit Losses
Balance at beginning of period	$110,349	$110,320	$112,454	$109,350	$107,381
Allowance adjustment for loans sold	—	—	(3,089)	—	—
Provision for credit losses	8,838	6,553	7,487	9,911	10,833
Loans charged-off	(9,197)	(9,768)	(8,785)	(8,873)	(10,715)
Recoveries of loans previously charged-off	2,698	3,244	2,253	2,066	1,851

Balance at end of period	$112,688	$110,349	$110,320	$112,454	$109,350

(1)

At December 31, 2006, September 30, 2006, June 30, 2006, March 31, 2006, and December 31, 2005, these credit quality indicators (nonperforming loans and impaired loans) included $500,000, $661,000, $743,000, $693,000, and $1.9 million, respectively, in restructured loans.

(2)

In second quarter 2006, TSFG changed its policy to include nonaccruing loans that are fully protected by collateral as impaired loans. This change added $7.5 million to impaired loans at June 30, 2006.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF DEPOSITS AND DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Noninterest-bearing	$1,280,908	$1,261,421	$1,465,811	$1,468,825	$1,458,914
Interest-bearing checking	1,208,125	1,245,167	1,220,949	1,188,449	1,162,891
Money market accounts	2,435,413	2,477,982	2,333,992	2,261,672	2,290,134
Savings accounts	181,192	188,629	181,871	191,449	187,101

Core deposits	5,105,638	5,173,199	5,202,623	5,110,395	5,099,040
Time deposits under $100,000	1,680,878	1,546,422	1,426,624	1,381,468	1,401,469
Time deposits of $100,000 or more	1,105,793	1,088,827	1,205,796	1,285,048	1,395,247

Customer deposits (3)	7,892,309	7,808,448	7,835,043	7,776,911	7,895,756
Brokered deposits	1,624,431	1,373,504	1,405,276	1,401,771	1,338,681

Total deposits	$9,516,740	$9,181,952	$9,240,319	$9,178,682	$9,234,437

Percentage of Deposits
Noninterest-bearing	13.4%	13.7%	15.9%	16.0%	15.8%
Interest-bearing checking	12.7	13.6	13.2	12.9	12.6
Money market accounts	25.6	27.0	25.3	24.6	24.8
Savings accounts	1.9	2.0	2.0	2.1	2.0

Core deposits	53.6	56.3	56.4	55.6	55.2
Time deposits under $100,000	17.7	16.8	15.4	15.1	15.2
Time deposits of $100,000 or more	11.6	11.9	13.0	14.0	15.1

Customer deposits (3)	82.9	85.0	84.8	84.7	85.5
Brokered deposits	17.1	15.0	15.2	15.3	14.5

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Growth vs. Prior Quarter, Annualized (1)
Noninterest-bearing	6.1%	(55.3)%	(0.8)%	2.8%	(3.9)%
Core deposits	(5.2)	(2.2)	7.2	0.9	(16.6)
Customer deposits (3)	4.3	(1.3)	3.0	(6.1)	6.4
Total deposits	14.5	(2.5)	2.7	(2.4)	4.7

Growth Year-To-Date, Annualized (2)
Noninterest-bearing	(12.2)%	(18.1)%	1.0%	2.8%	17.9%
Core deposits	0.1	1.9	4.1	0.9	3.0
Customer deposits (3)	—	(1.5)	(1.6)	(6.1)	22.3
Total deposits	3.1	(0.8)	0.1	(2.4)	20.4

(1)	At September 30, 2005, noninterest-bearing totaled $1,473,499, core deposits totaled $5,321,292, customer deposits totaled $7,770,216, and total deposits totaled $9,126,019.

(2)	At December 31, 2004, noninterest-bearing totaled $1,237,877, core deposits totaled $4,951,866, customer deposits totaled $6,454,072, and total deposits totaled $7,670,944.

(3)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPE OF ORGANIC DEPOSIT GROWTH
(dollars in thousands) (unaudited)

	For The Period Ended

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Noninterest-Bearing
Beginning balance	$1,261,421	$1,465,811	$1,468,825	$1,458,914	$1,473,499
Increase (decrease) during the three months ended related to:
Organic change	19,487	(202,167)	(3,014)	9,911	(14,585)
Bank acquisitions (dispositions) (1)	—	(2,223)	—	—	—

Ending balance	$1,280,908	$1,261,421	$1,465,811	$1,468,825	$1,458,914

Core Deposits
Beginning balance	$5,173,199	$5,202,623	$5,110,395	$5,099,040	$5,321,292
Increase (decrease) during the three months ended related to:
Organic change	(67,561)	(13,848)	92,228	11,355	(222,252)
Bank acquisitions (dispositions) (1)	—	(15,576)	—	—	—

Ending balance	$5,105,638	$5,173,199	$5,202,623	$5,110,395	$5,099,040

Customer Deposits (excludes brokered deposits)
Beginning balance	$7,808,448	$7,835,043	$7,776,911	$7,895,756	$7,770,216
Increase (decrease) during the three months ended related to:
Organic change	83,861	1,346	58,132	(118,845)	125,540
Bank acquisitions (dispositions) (1)	—	(27,941)	—	—	—

Ending balance	$7,892,309	$7,808,448	$7,835,043	$7,776,911	$7,895,756

Total Deposits
Beginning balance	$9,181,952	$9,240,319	$9,178,682	$9,234,437	$9,126,019
Increase (decrease) during the three months ended related to:
Organic change	334,788	(30,426)	61,637	(55,755)	108,418
Bank acquisitions (dispositions) (1)	—	(27,941)	—	—	—

Ending balance	$9,516,740	$9,181,952	$9,240,319	$9,178,682	$9,234,437

Organic Change vs. Prior Quarter, Annualized (2)
Noninterest-bearing	6.1%	(54.7)%	(0.8)%	2.8%	(3.9)%
Core deposits	(5.2)	(1.1)	7.2	0.9	(16.6)
Customer deposits (4)	4.3	0.1	3.0	(6.1)	6.4
Total deposits	14.5	(1.3)	2.7	(2.4)	4.7

Organic Change Year-To-Date, Annualized (3)
Noninterest-bearing	(12.0)%	(17.9)%	1.0%	2.8%	8.7%
Core deposits	0.4	2.4	4.1	0.9	(2.1)
Customer deposits (4)	0.3	(1.0)	(1.6)	(6.1)	17.2
Total deposits	3.4	(0.4)	0.1	(2.4)	16.1

(1)	The non organic change in deposits relates to the September, 2006 disposition of the Mullins branch.

(2)	At September 30, 2005, noninterest-bearing totaled $1,473,499, core deposits totaled $5,321,292, customer deposits totaled $7,770,216, and total deposits totaled $9,126,019.

(3)

At December 31, 2004, noninterest-bearing totaled $1,237,877, core deposits totaled $4,951,866, customer deposits totaled $6,454,072, and total deposits totaled $7,670,944. For the nine months ended September 30, 2005, the non organic change in noninterest-bearing totaled $113,759, core deposits totaled $252,609, customer deposits totaled $328,561, and total deposits totaled $328,561. These non organic changes related to the acquisition of Pointe.

(4)	Total deposits less brokered deposits.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF WHOLESALE FUNDING
(dollars in thousands) (unaudited)

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Types of wholesale funding Short-term borrowings
Federal funds purchased and repurchase agreements	$920,811	$1,236,548	$738,672	$1,222,688	$1,115,486
Customer repos and sweeps	500,288	378,116	349,471	311,992	305,815
FHLB advances	175,000	175,000	—	—	—
Commercial paper	32,631	36,032	30,336	35,210	32,933
Treasury, tax and loan note	139,989	9,334	140,821	1,146	20,131

Total short-term borrowings	1,768,719	1,835,030	1,259,300	1,571,036	1,474,365
Long-term borrowings
Repurchase agreements	521,000	596,000	771,000	821,000	821,000
FHLB advances	328,113	339,620	749,127	842,134	852,140
Subordinated notes	188,871	233,016	233,016	155,695	155,695
Manditorily redeemable preferred stock of subsidiary	89,800	89,800	89,800	89,800	89,800
Note payable	828	838	847	856	865
Employee stock ownership plan note payable	200	275	350	425	500
Purchase accounting premiums, net of amortization	1,663	1,757	1,922	2,019	2,151

Total long-term borrowings	1,130,475	1,261,306	1,846,062	1,911,929	1,922,151

Total borrowings	2,899,194	3,096,336	3,105,362	3,482,965	3,396,516
Brokered deposits	1,624,431	1,373,504	1,405,276	1,401,771	1,338,681

Total wholesale borrowings	$4,523,625	$4,469,840	$4,510,638	$4,884,736	$4,735,197

Wholesale borrowings as a percentage of total assets	31.8%	31.8%	32.0%	34.0%	33.1%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED LOSSES
ON AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands) (unaudited)

	12/31/06	9/30/06	6/30/06	3/31/06	12/31/05

Regulatory Capital
Tier 1 capital	$1,123,448	$1,143,708	$1,117,710	$1,018,558	$1,001,841
Tier 2 capital	179,021	176,701	176,237	178,403	179,831

Total risk-based capital	1,302,469	1,320,409	1,293,947	1,196,961	1,181,672

Total risk-weighted assets	11,502,152	11,277,236	11,255,642	11,588,786	11,308,017

Tangible Equity
Shareholders’ equity	$1,562,032	$1,546,820	$1,481,577	$1,480,693	$1,486,907
Intangible assets	(685,568)	(687,403)	(689,690)	(691,328)	(691,758)

Tangible equity	876,464	859,417	791,887	789,365	795,149

Capital Ratios
Total risk-based capital	11.32%	11.71%	11.50%	10.33%	10.45%
Tier 1 risk-based capital	9.77	10.14	9.93	8.79	8.86
Leverage ratio	8.34	8.60	8.18	7.45	7.07

Tangible equity to tangible assets ratio	6.48	6.43	5.92	5.77	5.83
Less: impact of unrealized gain or loss	(0.31)	(0.33)	(0.56)	(0.44)	(0.31)

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	6.79	6.76	6.48	6.21	6.14

Unrealized Losses on AFS Securities
Gross (included in AFS securities)	$(75,302)	$(77,224)	$(134,480)	$(105,060)	$(73,635)
Net of income tax (included in equity)	(47,378)	(48,599)	(84,667)	(66,137)	(46,350)

Market Rates for U.S. Treasury Notes
Three year	4.74%	4.62%	5.13%	4.82%	4.36%
Five year	4.70	4.59	5.09	4.81	4.35

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06			9/30/06			6/30/06

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$9,623,050	$187,385	7.73%	$9,523,286	$184,476	7.69%	$9,711,641	$179,971	7.43%
Investment securities (taxable) (2)	2,503,989	29,876	4.77	2,586,438	30,779	4.76	2,676,211	31,652	4.73
Investment securities (nontaxable) (3)	400,117	4,808	4.81	407,005	4,831	4.75	416,117	4,938	4.75

Total investment securities	2,904,106	34,684	4.78	2,993,443	35,610	4.76	3,092,328	36,590	4.73
Federal funds sold, interest-bearing bank balances, and other temp investments	11,521	144	4.96	13,479	196	5.77	64,319	879	5.48

Total earning assets	12,538,677	222,213	7.04	12,530,208	220,282	6.98	12,868,288	217,440	6.77

Non-earning assets	1,592,004			1,443,500			1,476,147

Total assets	$14,130,681			$13,973,708			$14,344,435

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking (4)	$1,106,819	$5,770	2.07	$1,132,556	$5,869	2.06	$1,168,434	$5,054	1.73
Savings	184,733	687	1.48	187,089	577	1.22	179,220	287	0.64
Money market	2,445,437	24,109	3.91	2,420,756	22,771	3.73	2,261,040	18,651	3.31
Time deposits, excluding brokered deposits (5)	2,687,712	32,635	4.82	2,620,505	29,653	4.49	2,641,817	26,984	4.10

Total interest-bearing customer deposits (6)	6,424,701	63,201	3.90	6,360,906	58,870	3.67	6,250,511	50,976	3.27
Brokered deposits	1,478,336	19,515	5.24	1,344,521	18,523	5.47	1,408,889	17,728	5.05

Total interest-bearing deposits	7,903,037	82,716	4.15	7,705,427	77,393	3.98	7,659,400	68,704	3.60
Customer repos and sweeps	414,742	4,695	4.49	369,697	4,274	4.59	314,040	3,383	4.32
Borrowings	2,645,462	36,465	5.47	2,811,224	38,241	5.40	3,252,647	40,503	4.99

Total interest-bearing liabilities	10,963,241	123,876	4.48	10,886,348	119,908	4.37	11,226,087	112,590	4.02

Noninterest-bearing liabilities
Noninterest-bearing deposits (4)	1,302,329			1,369,032			1,446,115
Other noninterest liabilities	306,025			217,223			195,999

Total liabilities	12,571,595			12,472,603			12,868,201
Shareholders’ equity	1,559,086			1,501,105			1,476,234

Total liabilities and shareholders’ equity	$14,130,681			$13,973,708			$14,344,435

Net interest margin (tax-equivalent)(7)		$98,337	3.12%		$100,374	3.19%		$104,850	3.27%
Less: tax-equivalent adjustment (3)		1,683			1,691			1,728

Net interest income		$96,654			$98,683			$103,122

Customer deposits (8)	7,727,030	63,201	3.25	7,729,938	58,870	3.02	7,696,626	50,976	2.66
Wholesale borrowings (9)	4,538,540	60,675	5.30	4,525,442	61,038	5.35	4,975,576	61,614	4.97
Total funding (10)	12,265,570	123,876	4.01	12,255,380	119,908	3.88	12,672,202	112,590	3.56

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.

(4)

In fourth quarter 2006, TSFG reclassified certain deposit balances from noninterest-bearing to interest checking. Amounts presented for prior periods have been reclassified to conform to the current presentation.

(5)	At December 31, 2006, September 30, 2006, and June 30, 2006, this line includes time deposits greater than $100,000 of (in thousands) $1,084,753, $1,142,089, and $1,232,787, respectively.

(6)	Interest-bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.

(7)

In fourth quarter 2006, TSFG changed its margin calculation to annualize based on income/expense vs. the number of days in the time period (e.g., certain investment securities on a 30/360 basis). Results for prior periods have been recalculated to conform to the current presentation.

(8)	Customer deposits include total deposits less brokered deposits.

(9)	Wholesale borrowings include borrowings and brokered deposits.

(10)	Total funding includes customer deposits and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	3/31/06			12/31/05

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Loans (1)	$9,630,573	$169,188	7.12%	$9,392,454	$162,114	6.85%
Investment securities (taxable) (2)	2,752,345	32,543	4.73	3,517,591	38,548	4.38
Investment securities (nontaxable) (3)	434,980	5,145	4.73	429,508	4,943	4.60

Total investment securities	3,187,325	37,688	4.73	3,947,099	43,491	4.41
Federal funds sold and interest-bearing bank balances	21,509	292	5.51	55,933	537	3.81

Total earning assets	12,839,407	207,168	6.53	13,395,486	206,142	6.12

Non-earning assets	1,527,849			1,458,974

Total assets	$14,367,256			$14,854,460

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking (4)	$1,140,738	$4,406	1.57	$1,075,518	$3,321	1.23
Savings	191,613	308	0.65	186,666	228	0.48
Money market	2,215,043	16,345	2.99	2,453,893	17,255	2.79
Time deposits, excluding brokered deposits(5)	2,778,587	26,031	3.80	2,639,057	23,673	3.56

Total interest-bearing customer deposits (6)	6,325,981	47,090	3.02	6,355,134	44,477	2.78
Brokered deposits	1,373,199	15,389	4.54	1,343,222	14,329	4.23

Total interest-bearing deposits	7,699,180	62,479	3.29	7,698,356	58,806	3.03
Customer repos and sweeps	299,894	2,889	3.91	283,706	2,469	3.45
Borrowings	3,272,395	37,087	4.60	3,772,882	38,204	4.02

Total interest-bearing liabilities	11,271,469	102,455	3.69	11,754,944	99,479	3.36

Noninterest-bearing liabilities
Noninterest-bearing deposits (4)	1,431,304			1,465,243
Other noninterest liabilities	176,487			137,042

Total liabilities	12,879,260			13,357,229
Shareholders’ equity	1,487,996			1,497,231

Total liabilities and shareholders’ equity	$14,367,256			$14,854,460

Net interest margin (tax-equivalent)(7)		$104,713	3.29%		$106,663	3.17%
Less: tax-equivalent adjustment (3)		1,801			1,730

Net interest income		$102,912			$104,933

Customer deposits (8)	7,757,285	47,090	2.46	7,820,377	44,477	2.26
Wholesale borrowings (9)	4,945,488	55,365	4.54	5,399,810	55,002	4.04
Total funding (10)	12,702,773	102,455	3.27	13,220,187	99,479	2.99

(1)	Nonaccrual loans are included in average balances for yield computations.

(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.

(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable

(4)

In fourth quarter 2006, TSFG reclassified certain deposit balances from noninterest-bearing to interest checking. Amounts presented for prior periods have been reclassified to conform to the current presentation.

(5)	At March 31, 2006 and December 31, 2005, this line includes time deposits greater than $100,000 of (in thousands) $1,384,999 and $1,327,869, respectively.

(6)	Interest-bearing customer deposits include total deposits less brokered deposits and noninterest-bearing deposits.

(7)

In fourth quarter 2006, TSFG changed its margin calculation to annualize based on income/expense vs. the number of days in the time period (e.g., certain investment securities on a 30/360 basis). Results for prior periods have been recalculated to conform to the current presentation.

(8)	Customer deposits include total deposits less brokered deposits.

(9)	Wholesale borrowings include borrowings and brokered deposits.

(10)	Total funding includes customer deposits and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/06		9/30/06		6/30/06		3/31/06

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$23,551	$0.31	$32,165	$0.43	$29,343	$0.39	$27,807	$0.37
Non-Operating Items
Loss on sale of available for sale securities	113		—		150		183
Loss (gain) on equity investments	126		—		(3,751)		(858)
Gain on disposition of assets and liabilities	—		(2,498)		—		—
Loss on sale of indirect auto loans previously HFI	—		—		3,477		—
Employment contract buyouts	4,990		—		—		598
Loss on early extinguishment of debt	821		—		—		—
Related income taxes	(1,952)		767		42		27

Operating Earnings (Net Income, Excluding Non-Operating Items)	27,649	0.37	30,434	0.40	29,261	0.39	27,757	0.37
Amortization of intangibles	2,156		2,204		2,208		2,207
Related income taxes	(279)		(677)		(755)		(763)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$29,526	$0.39	$31,961	$0.42	$30,714	$0.41	$29,201	$0.39

Average Common Shares Outstanding, Diluted	75,701,120		75,590,748		75,504,683		75,339,283

Select Balance Sheet (Averages)
Total assets	$14,130,681		$13,973,708		$14,344,435		$14,367,256
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible assets	13,444,288		13,285,215		13,654,060		13,675,994

Shareholders’ equity	1,559,088		1,501,105		1,476,234		1,487,996
Intangible assets	(686,393)		(688,493)		(690,375)		(691,262)

Tangible equity	872,695		812,612		785,859		796,734

Return on Average Assets
GAAP earnings	0.66%		0.91%		0.82%		0.78%
Operating earnings	0.78		0.86		0.82		0.78
Cash operating earnings on average tangible assets	0.87		0.95		0.90		0.87

Return on Average Equity
GAAP earnings	5.99		8.50		7.97		7.58
Operating earnings	7.04		8.04		7.95		7.57
Cash operating earnings on average tangible equity	13.42		15.60		15.68		14.86

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/05		9/30/05		6/30/05		3/31/05

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net (Loss) Income, as Reported (GAAP)	$(16,397)	$(0.22)	$21,090	$0.28	$42,712	$0.57	$22,416	$0.31
Non-Operating Items
Change in fair value of interest rate swaps	2,106		16,240		(22,277)		17,209
Loss (gain) on sale of available for sale securities	52,677		1,032		1,503		(234)
Gain on equity investments	(224)		(254)		(650)		(1,711)
Employment contract buyouts (reversals)	9,998		144		222		(37)
Impairment from write-down of assets	—		—		917		—
Merger-related costs	529		981		2,194		305
Charitable contribution to foundation	—		—		—		683
Loss (gain) on early extinguishment of debt	5,086		462		2,981		(1,428)
Related income taxes	(26,938)		(5,582)		4,911		(4,932)
Discontinued operations, net of income tax	—		—		—		396

Operating Earnings (Net Income, Excluding Non-Operating Items)	26,837	0.36	34,113	0.45	32,513	0.44	32,667	0.45
Amortization of intangibles	2,354		2,337		2,140		1,806
Related income taxes	(706)		(701)		(695)		(596)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$28,485	$0.38	$35,749	$0.47	$33,958	$0.46	$33,877	$0.46

Average Common Shares Outstanding, Diluted	75,485,436		75,414,866		74,421,103		73,021,005

Select Balance Sheet (Averages)
Total assets	$14,854,460		$14,945,151		$14,902,070		$14,302,030
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)

Tangible assets	14,161,444		14,253,270		14,246,004		13,691,116

Shareholders’ equity	1,497,231		1,508,140		1,450,674		1,394,839
Intangible assets	(693,016)		(691,881)		(656,066)		(610,914)

Tangible equity	804,215		816,259		794,608		783,925

Return on Average Assets
GAAP (loss) earnings	(0.44)%		0.56%		1.15%		0.64%
Operating earnings	0.72		0.91		0.88		0.93
Cash operating earnings on average tangible assets	0.80		1.00		0.96		1.00

Return on Average Equity
GAAP (loss) earnings	(4.34)		5.55		11.81		6.52
Operating earnings	7.11		8.97		8.99		9.50
Cash operating earnings on average tangible equity	14.05		17.38		17.14		17.53

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/04		9/30/04		6/30/04		3/31/04

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	$23,394	$0.32	$42,571	$0.61	$14,407	$0.24	$39,136	$0.64
Non-Operating Items
Change in fair value of interest rate swaps	2,383		(16,924)		23,067		(11,076)
Gain on sale of available for sale securities	(499)		(678)		(607)		(5,214)
(Gain) loss on equity investments	(1,267)		367		(1,013)		(2,810)
Gain on disposition of assets and liabilities	—		—		—		(2,350)
Employment contract buyouts (reversals)	965		174		—		(59)
Impairment recovery from write-down of assets	—		—		(277)		—
Merger-related costs	1,627		5,487		575		177
Conservation grant of land	—		—		—		3,350
Loss on early extinguishment of debt	—		—		—		1,429
Related income taxes	(1,136)		3,472		(7,230)		5,010
Impairment of perpetual preferred stock	10,367		—		—		—
Discontinued operations, net of income tax	325		165		—		—

Operating Earnings (Net Income, Excluding Non-Operating Items)	36,159	0.50	34,634	0.49	28,922	0.48	27,593	0.45
Amortization of intangibles	1,814		1,839		1,195		1,195
Related income taxes	(643)		(552)		(397)		(362)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$37,330	$0.51	$35,921	$0.51	$29,720	$0.49	$28,426	$0.47

Average Common Shares Outstanding, Diluted	72,832,859		70,342,922		60,837,792		60,809,470

Select Balance Sheet (Averages)
Total assets	$13,701,884		$13,173,844		$11,100,782		$10,828,734
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)

Tangible assets	13,087,377		12,622,219		10,749,649		10,476,285

Shareholders’ equity	1,384,294		1,281,463		993,685		992,864
Intangible assets	(614,507)		(551,625)		(351,133)		(352,449)

Tangible equity	769,787		729,838		642,552		640,415

Return on Average Assets
GAAP earnings	0.68%		1.29%		0.52%		1.45%
Operating earnings	1.05		1.05		1.05		1.02
Cash operating earnings on average tangible assets	1.13		1.13		1.11		1.09

Return on Average Equity
GAAP earnings	6.72		13.22		5.83		15.85
Operating earnings	10.39		10.75		11.71		11.18
Cash operating earnings on average tangible equity	19.29		19.58		18.60		17.85

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2006		2005		2004

		Diluted EPS		Diluted EPS		Diluted EPS

Net Income, as Reported (GAAP)	112,866	$1.49	$69,821	$0.94	$119,508	$1.80
Non-Operating Items
Change in fair value of interest rate swaps	—		13,278		(2,550)
Loss (gain) on sale of available for sale securities	446		54,978		(6,998)
Gain on equity investments	(4,483)		(2,839)		(4,723)
Gain on disposition of assets and liabilities	(2,498)		—		(2,350)
Loss on sale of indirect auto loans previously HFI	3,477		—		—
Employment contract buyouts	5,588		10,327		1,080
Impairment (recovery) loss from write-down of assets	—		917		(277)
Merger-related costs	—		4,009		7,866
Conservation grant of land	—		—		3,350
Loss on early extinguishment of debt	821		7,101		1,429
Charitable contribution to foundation	—		683		—
Related income taxes	(1,116)		(32,541)		116
Impairment of perpetual preferred stock	—		—		10,367
Discontinued operations, net of income tax	—		396		490

Operating Earnings (Net Income, Excluding Non-Operating Items)	115,101	1.52	126,130	1.69	127,308	1.92
Amortization of intangibles	8,775		8,637		6,043
Related income taxes	(2,474)		(2,698)		(1,954)

Cash Operating Earnings (Net Income, Excluding Non-Operating Items and Amortization of Intangibles)	$121,402	$1.61	$132,069	$1.77	$131,397	$1.98

Average Common Shares Outstanding, Diluted	75,542,848		74,594,626		66,235,171

Select Balance Sheet (Averages)
Total assets	$14,202,649		$14,752,973		$12,208,069
Intangible assets	(689,116)		(663,274)		(468,060)

Tangible assets	13,513,533		14,089,699		11,740,009

Shareholders’ equity	1,506,195		1,463,125		1,164,004
Intangible assets	(689,116)		(663,274)		(468,060)

Tangible equity	817,079		799,851		695,944

Return on Average Assets
GAAP earnings	0.79%		0.47%		0.98%
Operating earnings	0.81		0.85		1.04
Cash operating earnings on average tangible assets	0.90		0.94		1.12

Return on Average Equity
GAAP earnings	7.49		4.77		10.27
Operating earnings	7.64		8.62		10.94
Cash operating earnings on average tangible equity	14.86		16.51		18.88

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/06	9/30/06	6/30/06	3/31/06

Select Financial Data Used in Ratios Calculated Below
Net interest income	$96,654	$98,683	$103,122	$102,912
Tax-equivalent adjustment	1,683	1,691	1,728	1,801

Net interest income (tax-equivalent)	$98,337	$100,374	$104,850	$104,713

Total noninterest income, as reported (GAAP)	$32,799	$37,912	$32,020	$29,320
Adjustments for non-operating items:
Loss on sale of available for sale securities	113	—	150	183
Loss (gain) on equity investments	126	—	(3,751)	(858)
Gain on disposition of assets and liabilities	—	(2,498)	—	—
Loss on sale of indirect auto loans previously HFI	—	—	3,477	—

Operating noninterest income (noninterest income, excluding non-operating items)	$33,038	$35,414	$31,896	$28,645

Total noninterest expenses, as reported (GAAP)	$93,564	$83,628	$83,059	$79,834
Adjustments for non-operating items:
Employment contract buyouts	(4,990)	—	—	(598)
Loss on early extinguishment of debt	(821)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	87,753	83,628	83,059	79,236
Less: amortization of intangibles	(2,156)	(2,204)	(2,208)	(2,207)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$85,597	$81,424	$80,851	$77,029

Total Revenue (1)
GAAP	$129,453	$136,595	$135,142	$132,232
Operating (2)	131,375	135,788	136,746	133,358

Noninterest Income as a % Total Revenue (3)
GAAP	25.34%	27.76%	23.69%	22.17%
Operating (2)	25.15	26.08	23.32	21.48

Efficiency Ratios (4)
GAAP	72.28	61.22	61.46	60.37
Operating (2)	66.80	61.59	60.74	59.42
Cash operating (2)	65.15	59.96	59.12	57.76

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/05	9/30/05	6/30/05	3/31/05

Select Financial Data Used in Ratios Calculated Below
Net interest income	$104,933	$103,589	$102,285	$98,249
Tax-equivalent adjustment	1,730	1,601	1,397	1,326

Net interest income (tax-equivalent)	$106,663	$105,190	$103,682	$99,575

Total noninterest (loss) income, as reported (GAAP)	$(24,960)	$16,428	$50,471	$13,271
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,106	16,240	(22,277)	17,209
Loss (gain) on sale of available for sale securities	52,677	1,032	1,503	(234)
Gain on equity investments	(224)	(254)	(650)	(1,711)

Operating noninterest income (noninterest income, excluding non-operating items)	29,599	33,446	29,047	28,535

Net cash settlement of certain interest rate swaps included in noninterest income	(288)	2,377	3,534	4,737

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$29,887	$31,069	$25,513	$23,798

Total noninterest expenses, as reported (GAAP)	$100,973	$81,035	$79,535	$66,510
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(9,998)	(144)	(222)	37
Merger-related costs	(529)	(981)	(2,194)	(305)
Impairment from write-down of assets	—	—	(917)	—
Charitable contribution to foundation	—	—	—	(683)
(Loss) gain on early extinguishment of debt	(5,086)	(462)	(2,981)	1,428

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	85,360	79,448	73,221	66,987
Less: amortization of intangibles	(2,354)	(2,337)	(2,140)	(1,806)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$83,006	$77,111	$71,081	$65,181

Total Revenue (1)
GAAP	$79,973	$120,017	$152,756	$111,520
Operating (2)	136,262	138,636	132,729	128,110

Noninterest (Loss) Income as a % Total Revenue (3)
GAAP	(31.21)%	13.69%	33.04%	11.90%
Operating (2)	21.72	24.13	21.88	22.27
Operating, excluding net cash settlement of certain interest rate swaps (4)	21.93	22.41	19.22	18.58

Efficiency Ratios (5)
GAAP	126.26	67.52	52.07	59.64
Operating (2)	62.64	57.31	55.17	52.29
Cash operating (2)	60.92	55.62	53.55	50.88

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/04	9/30/04	6/30/04	3/31/04

Select Financial Data Used in Ratios Calculated Below
Net interest income	$97,124	$92,084	$72,881	$73,752
Tax-equivalent adjustment	1,230	1,153	1,026	947

Net interest income (tax-equivalent)	$98,354	$93,237	$73,907	$74,699

Total noninterest income, as reported (GAAP)	$19,082	$48,266	$10,163	$47,366
Adjustments for non-operating items:
Change in fair value of interest rate swaps	2,383	(16,924)	23,067	(11,076)
Gain on sale of available for sale securities	(499)	(678)	(607)	(5,214)
(Gain) loss on equity investments	(1,267)	367	(1,013)	(2,810)
Impairment of perpetual preferred stock	10,367	—	—	—
Gain on disposition of assets and liabilities	—	—	—	(2,350)

Operating noninterest income (noninterest income, excluding non-operating items)	30,066	31,031	31,610	25,916

Net cash settlement on certain interest rate swaps included in noninterest income	6,064	7,259	7,235	7,002

Operating noninterest income, excluding net cash settlement of certain interest rate swaps	$24,002	$23,772	$24,375	$18,914

Total noninterest expenses, as reported (GAAP)	$68,649	$69,858	$54,466	$57,271
Adjustments for non-operating items:
Employment contract (buyouts) reversals	(965)	(174)	—	59
Merger-related costs	(1,627)	(5,487)	(575)	(177)
Impairment recovery from write-down of assets	—	—	277	—
Conservation grant of land	—	—	—	(3,350)
Loss on early extinguishment of debt	—	—	—	(1,429)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	66,057	64,197	54,168	52,374
Less: amortization of intangibles	(1,814)	(1,839)	(1,195)	(1,195)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$64,243	$62,358	$52,973	$51,179

Total Revenue (1)
GAAP	$116,206	$140,350	$83,044	$121,118
Operating (2)	128,420	124,268	105,517	100,615

Noninterest Income as a % Total Revenue (3)
GAAP	16.42%	34.39%	12.24%	39.11%
Operating (2)	23.41	24.97	29.96	25.76
Operating, excluding net cash settlement of certain interest rate swaps (4)	18.69	19.13	23.10	18.80

Efficiency Ratios (5)
GAAP	59.08	49.77	65.59	47.29
Operating (2)	51.44	51.66	51.34	52.05
Cash operating (2)	50.03	50.18	50.20	50.87

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2006	2005	2004

Select Financial Data Used in Ratios Calculated Below
Net interest income	$401,371	$409,056	$335,841
Tax-equivalent adjustment	6,903	6,054	4,356

Net interest income (tax-equivalent)	408,274	415,110	340,197
Net cash settlement on certain interest rate swaps included in noninterest income	—	10,360	27,560

Net interest income (tax-equivalent), including net cash settlement of certain interest rate swaps	$408,274	$425,470	$367,757

Net interest margin (tax-equivalent)	3.22%	3.12%	3.06%
Net interest margin (tax-equivalent), including net cash settlement of certain interest rate swaps	3.22	3.20	3.31

Total noninterest income, as reported (GAAP)	$132,051	$55,210	$124,877
Adjustments for non-operating items:
Change in fair value of interest rate swaps	—	13,278	(2,550)
Loss (gain) on sale of available for sale securities	446	54,978	(6,998)
Gain on equity investments	(4,483)	(2,839)	(4,723)
Impairment of perpetual preferred stock	—	—	10,367
Gain on disposition of assets and liabilities	(2,498)	—	(2,350)
Loss on sale of indirect auto loans previously HFI	3,477	—	—

Operating noninterest income (noninterest income, excluding non-operating items)	128,993	120,627	118,623
Net cash settlement on certain interest rate swaps included in noninterest income	—	10,360	27,560

Operating noninterest income, excluding net cash settlement on certain interest rate swaps	$128,993	$110,267	$91,063

Total noninterest expenses, as reported (GAAP)	$340,085	$328,053	$250,244
Adjustments for non-operating items:
Employment contract buyouts	(5,588)	(10,327)	(1,080)
Merger-related costs	—	(4,009)	(7,866)
Impairment recovery (loss) from write-down of assets	—	(917)	277
Conservation grant of land	—	—	(3,350)
Loss on early extinguishment of debt	(821)	(7,101)	(1,429)
Charitable contribution to foundation	—	(683)	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	333,676	305,016	236,796
Less: amortization of intangibles	(8,775)	(8,637)	(6,043)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items and amortization of intangibles)	$324,901	$296,379	$230,753

Total Revenue (1)
GAAP	$533,422	$464,266	$460,718
Operating (2)	537,267	535,737	458,820

Noninterest Income as a % Total Revenue (3)
GAAP	24.76%	11.89%	27.10%
Operating (2)	24.01	22.52	25.85
Operating, excluding net cash settlement of certain interest rate swaps (4)	24.01	20.58	19.85

Efficiency Ratios (5)
GAAP	63.76	70.66	54.32
Operating (2)	62.11	56.93	51.61
Cash operating (2)	60.47	55.32	50.29

(1)	The sum of net interest income and noninterest income.

(2)

Total revenue, noninterest income as a % of total revenue, and the efficiency ratio, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items. The cash operating efficiency ratio also excludes amortization of intangibles.

(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.

(4)	Calculated excluding the net cash settlement of certain interest rate swaps.

(5)	Calculated as noninterest expenses, divided by the sum of net interest income and noninterest income.